UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-23165

CION Ares Diversified Credit Fund
(Exact name of registrant as specified in charter)

3 Park Avenue, 36th Floor New York, NY		10016
(Address of principal executive offices)		(Zip code)

Eric Pinero 3 Park Avenue, 36th Floor New York, NY 10016
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(646) 845-2577

Date of fiscal year end:	October 31

Date of reporting period:	July 31, 2018

ITEM 1.  SCHEDULE OF INVESTMENTS.

CION Ares Diversified Credit Fund

Schedule of Investments

July 31, 2018 (Unaudited)

		Principal Amount	Value (a)
Senior Loans 60.0% (b)(c)(d)
Aerospace and Defense 1.7%
Air Methods Corp., Initial 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.83%, 04/22/2024 (e)		$750,000	$687,562
Sequa Mezzanine Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.07%, 11/28/2021 (f)		742,600	742,600
Sequa Mezzanine Holdings, LLC, Initial 2nd Lien Term Loan, 1M LIBOR + 9.00%, 11.07%, 04/28/2022 (f)		129,830	129,830
TransDigm, Inc., 2018 1st Lien Term Loan E, 1M LIBOR + 2.50%, 4.58%, 05/14/2025		283,918	283,700
			1,843,692
Automotive 0.2%
Navistar, Inc., Tranche 1st Lien Term Loan B, 1M LIBOR + 3.50%, 5.60%, 11/06/2024		219,394	219,394
Banking, Finance, Insurance & Real Estate 6.0%
A.U.L. Corp., Initial 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.13%, 06/05/2023 (f)(g)		44,962	44,962
A.U.L. Corp., 1st Lien Revolver, Prime + 4.50%, 06/05/2023 (f)(g)(h)		1,000	—
Asurion, LLC, 1st Lien Term Loan B-6, 1M LIBOR + 3.00%, 5.08%, 11/03/2023		470,685	469,833
Asurion, LLC, 2018 1st Lien Term Loan B7, L+ 3.00%, 11/03/2024 (e)		435,950	435,249
Asurion, LLC, 2nd Lien Term Loan B-2, L+ 6.50%, 08/04/2025 (e)		256,410	259,990
Blackhawk Network Holdings, Inc., 1st Lien Term Loan B, 1M LIBOR + 3.00%, 5.07%, 06/15/2025		444,744	445,487
Blackhawk Network Holdings, Inc., 2nd Lien Term Loan, 2M LIBOR + 7.00%, 9.19%, 06/15/2026		150,000	151,000
Foundation Risk Partners Corp., 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.75%, 7.09%, 11/10/2023 (f)(g)		142,297	140,874
Foundation Risk Partners Corp., 1st Lien Revolver, 1M LIBOR + 4.75%, 6.83%, 11/10/2023 (f)(g)		2,000	1,980
Foundation Risk Partners Corp., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.11%, 11/10/2023 (f) (g)		630,483	624,178
Foundation Risk Partners Corp., 2nd Lien Term Loan, 3M LIBOR + 8.50%, 10.86%, 11/10/2024 (f) (g)		221,778	219,560
NXTGenpay Intressenter Bidco AB, Facility 1st Lien Term Loan D, (Sweden), STIBOR + 7.50%, 06/27/2025 (f)(g)(h)	SEK	4,500,000	—
NXTGenpay Intressenter Bidco AB, 1st Lien Term Loan B, (Sweden), STIBOR + 7.50%, 7.50%, 06/27/2025 (f)(g)		5,500,000	625,764
Right Choice Holdings, Ltd., Term Loan B, (Great Britain), GBP LIBOR + 6.50%, 7.25%, 06/06/2024 (f)(g)		£1,000,000	1,312,500
SCM Insurance Services, Inc., 1st Lien Term Loan, (Canada), CIBOR + 5.00%, 6.82%, 08/29/2024 (f)(g)	CAD	124,375	93,781
SCM Insurance Services, Inc., 2nd Lien Term Loan, (Canada), CIBOR + 9.00%, 10.82%, 03/01/2025 (f)(g)		125,000	93,291
SCM Insurance Services, Inc., 1st Lien Revolver, (Canada), CAD Prime + 4.00%, 7.70%, 08/29/2022 (f)(g)(h)		1,000	498
Spectra Finance, LLC, Initial 1st Lien Revolver, 1M LIBOR + 4.00%, 6.10%, 04/03/2023 (f)(g)(h)		$1,000	268
Spectra Finance, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.83%, 04/02/2024 (f)(g)		999,000	989,010
Worldwide Facilities, LLC, 1st Lien Revolver, L+ 4.25%, 5.25%, 04/26/2024 (f)(g)(h)		50,000	(500)
Worldwide Facilities, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.25%, 6.55%, 04/26/2024 (f)(g)(h)		382,734	142,435
Worldwide Facilities, LLC, 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.61%, 04/26/2024 (f)(g)		616,266	610,104
			6,660,264
Beverage, Food and Tobacco 3.0%
Albertsons, LLC, 2018 ABL Last Out 1st Lien Term Loan, L+ 3.00%, 05/03/2023 (e)		755,682	753,793
B.C. Unlimited Liability Co., 1st Lien Term Loan B-3, (Canada), L+ 2.25%, 02/16/2024 (e)		998,102	997,064
Ferraro Fine Foods Corp., 1st Lien Revolver, 3M LIBOR + 4.25%, 6.62%, 05/09/2023 (f)(g)(h)		1,000	190
Ferraro Fine Foods Corp., 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.62%, 05/09/2024 (f)(g)		999,000	989,010
Jim N Nicks Management, LLC, 1st Lien Revolver, 3M LIBOR + 5.25%, 7.60%, 07/10/2023 (f)(g)(h)		1,000	555
Jim N Nicks Management, LLC, Initial 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.33%, 07/10/2023 (f)(g)		49,500	48,510
Penn Virginia Holding Corp., 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.08%, 09/29/2022 (f)(g)		500,000	500,000
			3,289,122
Broadcasting & Entertainment 0.9%
Gray Television, Inc., 2017 1st Lien Term Loan B, L+ 2.25%, 02/07/2024 (e)		1,000,000	999,250

Buildings & Real Estate 0.2%
Hillman Group, Inc., 2018 1st Lien Delayed Draw Term Loan, L+ 3.50%, 05/31/2025 (e)		48,747	48,793
Hillman Group, Inc., 2018 1st Lien Term Loan B, 3M LIBOR + 3.50%, 5.83%, 05/31/2025		156,566	156,714
			205,507
Business Equipment & Services 1.0%
Labstat International, Inc., 1st Lien Term Loan, CDOR + 6.25%, 06/25/2024 (f)(g)(h)	CAD	1,000	(3)
Labstat International, Inc., 1st Lien Term Loan, CDOR + 6.25%, 8.00%, 06/25/2024 (f)(g)		1,499,000	1,147,576
			1,147,573
Cable & Satellite TV 1.8%
Charter Communications Operating, LLC, 2017 Term Loan B, L+ 2.00%, 04/30/2025 (e)		$500,000	500,115
Unitymedia Finance, LLC, Term Loan D, L+ 2.25%, 01/15/2026 (e)		1,000,000	996,940
UPC Financing Partnership, Facility 1st Lien Term Loan, 1M LIBOR + 2.50%, 4.57%, 01/15/2026		492,251	489,912
			1,986,967

		Principal Amount	Value (a)
Senior Loans (b)(c)(d) (continued)
Chemicals, Plastics & Rubber 0.8%
Alpha 3 B.V., 1st Lien Term Loan B1, (Netherlands) 3M LIBOR + 3.00%, 5.33%, 01/31/2024		$596,056	$596,056
H.B. Fuller Co., 1st Lien Commitment, 1M LIBOR + 2.00%, 4.09%, 10/20/2024		273,072	272,957
			869,013
Consumer Goods: Durable 1.0%
DecoPac, Inc., Initial 1st Lien Revolver, 3M LIBOR + 4.25%, 6.58%, 09/29/2023 (f)(g)(h)		1,000	110
DecoPac, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.25%, 6.58%, 09/30/2024 (f)(g)		494,010	494,010
Energizer Holdings, Inc., 1st Lien Term Loan B, L+ 2.25%, 06/30/2025 (e)		228,102	228,672
Sigma Electric Manufacturing Corp., 1st Lien Term Loan A-2, 1M LIBOR + 4.75%, 6.83%, 10/31/2023 (f)(g)		368,414	364,730
Sigma Electric Manufacturing Corp., 1st Lien Revolver, 1M LIBOR + 4.75%, 6.83%, 10/31/2022 (f)(g)(h)		1,000	307
			1,087,829
Consumer Goods: Non-Durable 0.2%
Movati Athletic (Group), Inc., 1st Lien Delayed Draw Term Loan, (Canada), CIBOR + 4.50%, 6.27%, 10/05/2022 (f) (g)(h)	CAD	253,060	36,886
Movati Athletic (Group), Inc., 1st Lien Term Loan, (Canada), CIBOR + 4.50%, 6.36%, 10/05/2022 (f)(g)		244,849	188,389
			225,275
Consumer Products 0.6%
Sunshine Sub, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.75%, 05/25/2024 (f)(g)(h)		$281,408	(2,814)
Sunshine Sub, LLC, 1st Lien Revolver, L+ 4.75%, 05/27/2024 (f)(g)(h)		1,000	(10)
Sunshine Sub, LLC, 2018 1st Lien Term Loan, 1M LIBOR + 4.75%, 6.83%, 05/27/2024 (f)(g)		717,592	710,416
			707,592
Containers, Packaging & Glass 2.1%
Albea Beauty Holdings S.A., 1st Lien Term Loan, (Luxembourg), L+ 3.00%, 04/22/2024 (e)		600,000	597,498
BWAY Holding Co., Initial 1st Lien Term Loan, L+ 3.25%, 04/03/2024 (e)		1,346,529	1,342,328
Charter NEX U.S., Inc., Initial 1st Lien Term Loan B, 1M LIBOR + 3.00%, 5.08%, 05/16/2024		447,739	446,342
			2,386,168
Education 0.9%
American Academy Holdings, LLC, 1st Lien Mezzanine Term Loan, 3M LIBOR + 14.00%, 16.33%, 06/15/2023 (f)(g)		206,898	206,898
American Academy Holdings, LLC, 1st Lien Revolver, 3M LIBOR + 6.25%, 8.58%, 12/15/2022 (f)(g)(h)		1,000	133
American Academy Holdings, LLC, 1st Lien Term Loan, 3M LIBOR + 6.25%, 8.58%, 12/15/2022 (f)(g)		779,677	779,677
			986,708
Energy: Oil & Gas 0.7%
Associated Asphalt Partners, LLC, Tranche 1st Lien Term Loan B, 1M LIBOR + 5.25%, 7.33%, 04/05/2024 (f)(g)		20,768	18,483
Brazos Delaware II, LLC, 1st Lien Term Loan B, 1M LIBOR + 4.00%, 6.09%, 05/21/2025		543,689	534,403
California Resources Corp., Initial 1st Lien Term Loan, 1M LIBOR + 4.75%, 6.83%, 12/31/2022		239,398	243,188
			796,074
Environmental Industries 0.2%
VLS Recovery Services, LLC, 1st Lien Delayed Draw Term Loan, 6M LIBOR + 6.00%, 7.97%, 10/17/2023 (f)(g)(h)		77,157	11,012
VLS Recovery Services, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.34%, 10/17/2023 (f)(g)		269,749	269,749
VLS Recovery Services, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.09%, 10/17/2023 (f)(g)(h)		1,000	300
			281,061
Healthcare & Pharmaceuticals 9.6%
Auris Luxembourg III S.a.r.l., 1st Lien Term Loan B, (Luxembourg), L+ 3.75%, 07/24/2025 (e)		428,922	431,602
Comprehensive EyeCare Partners, LLC, 1st Lien Delayed Draw Term Loan, L+ 4.50%, 02/14/2024 (f)(g)(h)		422,113	—
Comprehensive EyeCare Partners, LLC, 1st Lien Term Loan, 3M LIBOR + 4.50%, 6.83%, 02/14/2024 (f)(g)		575,445	575,445
Comprehensive EyeCare Partners, LLC, 1st Lien Revolver, 3M LIBOR + 4.50%, 6.83%, 02/14/2024 (f)(g)(h)		1,000	25
Concentra, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 6.50%, 8.60%, 06/01/2023		750,000	758,752
Emerus Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 4.50%, 6.58%, 09/01/2021 (f)(g)		15,337	13,343
Gentiva Health Services, Inc., 2nd Lien Term Loan, 7.50%, 07/02/2026 (e)(f)		490,998	499,591
Gentiva Health Services, Inc., Initial 1st Lien Term Loan, L+ 3.50%, 07/02/2025 (e)(f)		975,749	983,067
JDC Healthcare Management, LLC, 1st Lien Term Loan, 1M LIBOR + 6.75%, 8.83%, 04/10/2023 (f)(g)		108,147	105,984
Kedleston Group, Ltd., GBP Term Loan B2, (Great Britain), GBP LIBOR + 8.00%, 9.00%, 05/31/2024 (f)(g)		£1,000,000	1,312,500
MB2 Dental Solutions, LLC, Initial 1st Lien Term Loan B-2, 3M LIBOR + 4.75%, 7.09%, 09/29/2023 (f)(g)		$346,383	342,919
MB2 Dental Solutions, LLC, 1st Lien Revolver B-2, Prime + 3.75%, 8.75%, 09/29/2022 (f)(g)(h)		1,000	390
Pathway Partners Vet Management Co., LLC, 1st Lien Delayed Draw Term Loan, 1M LIBOR + 4.25%, 6.33%, 10/10/2024 (f)(g)(h)		14,296	14,153

	Principal Amount	Value (a)
Senior Loans (b)(c)(d) (continued)
Pathway Partners Vet Management Co., LLC, 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.33%, 10/10/2024 (f)(g)	$481,732	$476,914
Pathway Partners Vet Management Co., LLC, 1st Lien 2018 Delayed Draw Term Loan, 1M LIBOR + 4.25%, 10/10/2024 (f)(g)(h)	427,751	43,853
Premise Health Holding Corp., 1st Lien Revolver, 2M LIBOR + 3.50%, 5.67%, 07/10/2023 (f)(g)(h)	1,000	157
Premise Health Holding Corp., 1st Lien Term Loan, 3M LIBOR + 3.50%, 5.83%, 07/10/2025 (f)(g)	13,897	13,758
Premise Health Holding Corp., 1st Lien Delayed Draw Term Loan, L+ 3.50%, 07/10/2025 (f)(g)(h)	1,103	(11)
Premise Health Holding Corp., 2nd Lien Term Loan, 3M LIBOR + 7.50%, 9.83%, 07/10/2026 (f)(g)	2,000,000	1,960,000
Provation Medical, Inc., 1st Lien Last Out Term Loan, 3M LIBOR + 7.00%, 9.33%, 03/08/2024 (f)(g)	997,500	987,525
SCSG EA Acquisition Co., Inc., Initial 1st Lien Term Loan, 3M LIBOR + 3.75%, 6.09%, 09/01/2023 (f)(g)	346,382	346,382
SCSG EA Acquisition Co., Inc., 1st Lien Revolver, 1M LIBOR + 4.25%, 6.34%, 09/01/2022 (f)(g)(h)	1,000	133
SiroMed Physician Services, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.08%, 03/26/2024 (f)(g)	996,454	986,490
SiroMed Physician Services, Inc., 1st Lien Revolver, 3M LIBOR + 4.75%, 03/26/2024 (f)(g)(h)	1,000	(10)
TerSera Therapeutics, LLC, 1st Lien Term Loan, 3M LIBOR + 5.25%, 7.58%, 03/30/2023 (f)(g)	49,375	49,375
WSHP FC Acquisition, LLC, 1st Lien Delayed Draw Term Loan, L + 6.50%, 7.50%, 03/30/2024 (f)(g)(h)	172,241	(1,722)
WSHP FC Acquisition, LLC, 1st Lien Revolver, 6M LIBOR + 6.50%, 8.94%, 03/30/2024 (f)(g)(h)	1,000	423
WSHP FC Acquisition, LLC, 1st Lien Term Loan, 6M LIBOR + 6.50%, 8.94%, 03/30/2024 (f)(g)	824,692	816,445
		10,717,483
High Tech Industries 6.3%
Dell, Inc., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.08%, 09/07/2023	746,241	746,300
Doxim, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 8.07%, 02/28/2024 (f)(g)(h)	285,714	169,714
Doxim, Inc., 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.33%, 02/28/2024 (f)(g)	714,286	707,143
DRB Holdings, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 5.75%, 7.83%, 10/06/2023 (f)(g)	496,505	496,505
DRB Holdings, LLC, 1st Lien Revolver, L+ 5.75%, 10/06/2023 (f)(g)(h)	1,000	—
Frontline Technologies Group Holding, LLC, 1st Lien Closing Date Term Loan, 1M LIBOR + 6.50%, 8.58%, 09/18/2023 (f)(g)	289,598	286,703
Frontline Technologies Group Holding, LLC, 1st Lien Delayed Draw Term Loan, L+ 6.50%, 09/18/2023 (f)(g)(h)	57,213	(572)
GraphPAD Software, LLC, 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.33%, 12/21/2023 (f)(g)	994,005	984,065
GraphPAD Software, LLC, 1st Lien Revolver, L+ 6.00%, 12/21/2023 (f)(g)(h)	1,000	(10)
IQMS, Inc., 1st Lien Term Loan, 1M LIBOR + 8.25%, 10.33%, 03/28/2022 (f)(g)	248,750	248,750
PDI TA Holdings, Inc., 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.09%, 08/25/2023 (f)(g)	419,339	419,339
PDI TA Holdings, Inc., 1st Lien Revolver, L+ 4.75%, 08/25/2023 (f)(g)(h)	12,290	—
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 11.22%, 08/25/2023 (f)(g)	119,701	119,701
PDI TA Holdings, Inc., 2nd Lien Term Loan, 3M LIBOR + 8.75%, 11.07%, 08/25/2023 (f)(g)	84,677	84,677
PDI TA Holdings, Inc., 2nd Lien Term Loan, 6M LIBOR + 8.75%, 11.25%, 08/25/2024 (f)(g)	198,628	198,628
PDI TA Holdings, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 4.75%, 7.08%, 08/25/2023 (f)(g)	512,239	512,239
Practice Insight, LLC, 1st Lien Revolver, L+ 5.00%, 08/23/2022 (f)(g)(h)	1,000	—
Practice Insight, LLC, 1st Lien Term Loan, 1M LIBOR + 5.00%, 7.08%, 08/23/2022 (f)(g)	340,535	340,535
Storm US Holdco, Inc., Initial 1st Lien Term Loan, 3M LIBOR + 5.50%, 7.86%, 05/05/2023 (f)(g)	49,500	49,500
Visual Edge Technology, Inc., 1st Lien Delayed Draw Term Loan, 1M LIBOR + 5.75%, 7.85%, 08/31/2022 (f)(g)(h)	2,057,891	1,329,891
Visual Edge Technology, Inc., 1st Lien Term Loan, 1M LIBOR + 5.75%, 7.85%, 08/31/2022 (f)(g)	161,281	161,281
Visual Edge Technology, Inc., 1st Lien Term Loan, 12.50%, 09/02/2024 (f)(g)(i)	138,609	138,609
		6,992,998
Hotel, Gaming & Leisure 1.7%
Canopy Bidco, Ltd., Facility B 1st Lien Term Loan, (Great Britain), GBP LIBOR + 7.00%, 7.61%, 12/18/2024 (f)(g)	£500,000	656,250
Canopy Bidco, Ltd., CAPEX Facility 1st Lien Term Loan, (Great Britain), GBP LIBOR + 7.00%, 7.61%, 12/18/2024 (f)(g)(h)	500,000	67,238
Geo Group, Inc., 1st Lien Term Loan, L+ 2.00%, 03/22/2024 (e)	$1,000,000	995,630
SFE Acquisition, LLC, 1st Lien Revolver, L+ 5.00%, 07/31/2022 (f)(g)(h)	1,000	—
SFE Acquisition, LLC, 1st Lien Term Loan, 3M LIBOR + 5.00%, 7.34%, 07/31/2023 (f)(g)	248,125	248,125
		1,967,243
Industrials 1.0%
SRS Distribution, Inc., 1st Lien Term Loan, L+ 3.25%, 05/23/2025 (e)	1,112,500	1,093,031

Media: Broadcasting & Subscription 0.3%
CSC Holdings, LLC, 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.32%, 07/17/2025	306,142	304,229

Media: Diversified & Production 2.5%
AMC Entertainment, Inc., Incremental 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.32%, 12/15/2023	292,701	292,701
AMC Entertainment, Inc., Initial 1st Lien Term Loan, 1M LIBOR + 2.25%, 4.32%, 12/15/2022	192,672	192,731
Equinox Holdings, Inc., 1st Lien Term Loan, 1M LIBOR + 3.00%, 5.08%, 03/08/2024	334,158	335,411
Equinox Holdings, Inc., Initial 2nd Lien Term Loan, 1M LIBOR + 7.00%, 9.08%, 09/06/2024	191,852	196,050
Life Time Fitness, Inc., Refinancing 1st Lien Term Loan, 3M LIBOR + 2.75%, 5.06%, 06/10/2022	496,250	496,389

Principal Amount	Value (a)
Senior Loans (b)(c)(d) (continued)
WMG Acquisition Corp., 2018 1st Lien Term Loan F, L+ 2.13%, 11/01/2023 (e)	$1,250,000	$1,244,600
2,757,882
Oil & Gas 0.9%
Sundance Energy, Inc., 1st Lien Term Loan, 3M LIBOR + 8.00%, 10.34%, 04/23/2023 (f)(g)	1,000,000	990,000

Printing and Publishing 1.3%
Dex Media, Inc., 1st Lien Term Loan, 1M LIBOR + 10.00%, 12.08%, 07/29/2021	122,051	124,288
Sapphire Bidco, Ltd., Facility 1st Lien Term Loan B, (Great Britain), GBP LIBOR + 6.00%, 7.00%, 03/15/2023 (f)(g)	£1,000,000	1,312,500
1,436,788
Retail 0.6%
Bambino CI, Inc., 1st Lien Term Loan, 1M LIBOR + 6.00%, 8.08%, 10/17/2023 (f)(g)	$347,255	347,255
Bambino CI, Inc., 1st Lien Revolver, 1M LIBOR + 6.00%, 8.08%, 10/17/2022 (f)(g)(h)	1,000	333
FWR Holding Corp., Initial 1st Lien Delayed Draw Term Loan, 1M LIBOR + 6.00%, 8.09%, 08/21/2023 (f)(g)(h)	999	389
FWR Holding Corp., Initial 1st Lien Revolver, 1M LIBOR + 6.00%, 8.09%, 08/21/2023 (f)(g)(h)	1,000	425
FWR Holding Corp., Initial 1st Lien Term Loan, 3M LIBOR + 6.00%, 8.44%, 08/21/2023 (f)(g)	347,375	347,375
695,777
Service & Equipment 0.0%
Goldcup 16786 AB, Facility 1st Lien Term Loan, (Sweden), L+ 7.00%, 06/02/2025 (f)(g)(h)	SEK	10,000,000	—

Services: Business 5.2%
Alpha Luxco 2 S.a.r.l., Facility 1st Lien Term Loan B, (Luxembourg), EURIBOR + 6.25%, 6.75%, 01/09/2025 (f)(g)	€1,000,000	1,169,749
First Data Corp., 1st Lien Term Loan B, 1M LIBOR + 2.00%, 4.07%, 07/08/2022	$698,111	698,027
Revint Intermediate II, LLC, 1st Lien Term Loan, 3M LIBOR + 4.00%, 6.33%, 12/13/2023 (f)(g)	397,602	393,626
Revint Intermediate II, LLC, 1st Lien Delayed Draw Term Loan, 3M LIBOR + 4.50%, 6.83%, 12/13/2023 (f)(g)(h)	2,098,726	1,373,273
Revint Intermediate II, LLC, 1st Lien Revolver, Prime + 3.00%, 8.50%, 12/13/2023 (f)(g)(h)	1,000	50
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan A, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024 (f)(g)	€700,000	818,825
Mercato Leadmanagement Investments GmbH, 1st Lien Term Loan B, (Germany), EURIBOR + 6.75%, 7.50%, 03/01/2024 (f)(g)	300,000	350,925
Solera, LLC, 1st Lien Term Loan, L+ 2.75%, 03/03/2023 (e)	$972,489	973,248
5,777,723
Services: Consumer 1.6%
CC Fly Holding II A/S, Facility 1st Lien Unitranche B, (Denmark), CIBOR + 7.50%, 8.60%, 05/09/2025 (f)(g)	DKK	2,500,000	392,443
CC Fly Holding II A/S, Facility 1st Lien Unitranche, (Denmark), CIBOR + 7.50%, 8.00%, 05/09/2025 (f)(g)	2,500,000	392,443
CHG PPC Parent, LLC, 2nd Lien Term Loan, 1M LIBOR + 7.50%, 9.58%, 03/29/2026 (f)(g)(h)	$1,000,000	990,000
1,774,886
Technology 2.1%
Datix Bidco Ltd., 1st Lien Term Loan B-1, (Great Britain), 6M LIBOR + 4.50%, 7.02%, 04/26/2025 (f)(g)	1,000,000	995,000
GlobalLogic Holdings, Inc., 1st Lien Term Loan, L+ 3.25%, 08/01/2025 (e)(f)	39,526	39,624
GlobalLogic Holdings, Inc., Initial 1st Lien Term L+ 3.75%, 08/01/2025 (e)(f)	276,680	277,372
SpareFoot, LLC, 1st Lien Revolver, 1M LIBOR + 4.25%, 6.34%, 04/13/2023 (f)(g)(h)	1,000	235
SpareFoot, LLC, 2nd Lien Term Loan, 1M LIBOR + 8.25%, 10.33%, 04/13/2025 (f)(g)	285,429	282,574
SpareFoot, LLC, Initial 1st Lien Term Loan, 1M LIBOR + 4.25%, 6.34%, 04/13/2024 (f)(g)	713,571	710,004
TransIP Group B.V., Facility 1st Lien Term Loan B-2, (Netherlands), L+ 2.00%, 08/05/2024 (f)(g)(h)	€1,000,000	—
2,304,809
Telecommunications 2.6%
Atlanta Bidco, Ltd., 1st Lien Term Loan, (Great Britain), L+ 6.75%, 07/05/2024 (f)(g)(h)	€1,000,000	—
Cablecom Networking Holdings, Ltd., CAPEX 1st Lien Term Loan, (Great Britain), GBP LIBOR + 6.50%, 7.29%, 12/14/2023 (f)(g)(h)	£438,596	134,320
Cablecom Networking Holdings, Ltd., Facility A-2 1st Lien Term Loan, (Great Britain), GBP LIBOR + 6.50%, 7.26%, 12/14/2023 (f)(g)	561,404	736,843
Pi US Mergerco, Inc., Facility 1st Lien Term Loan, L+ 3.50%, 01/03/2025 (e)	$996,727	988,634
SBA Senior Finance II, LLC, 2018 1st Lien Term Loan B, L+ 2.00%, 04/11/2025 (e)	1,000,000	997,250
2,857,047
Transportation: Consumer 0.9%
Air Medical Group Holdings, Inc., Initial Term Loan, 1M LIBOR + 7.88%, 9.95%, 03/13/2026 (f)(g)	1,000,000	1,000,000

	Principal Amount	Value (a)
Senior Loans (b)(c)(d) (continued)
Utilities: Electric 1.2%
Sunk Rock Foundry Partners L.P., 1st Lien Term Loan A-1, 1M LIBOR + 4.75%, 6.83%, 10/31/2023 (f)(g)	$231,532	$229,217
TEX Operations Co., LLC, Initial 1st Lien Term Loan, L+ 2.00%, 08/04/2023 (e)	171,075	170,719
Vistra Energy Corp., 1st Lien Term Loan B3, 1M LIBOR + 2.00%, 4.07%, 12/31/2025 (e)	1,000,000	997,250
		1,397,186
Wholesale 0.9%
Pet IQ, LLC, 1st Lien Term Loan, 1M LIBOR + 5.25%, 7.34%, 01/17/2023 (f)(g)	997,500	992,512
Total Senior Loans (Cost: $66,158,495)		66,751,083

Corporate Bonds 8.7%
Banking, Finance, Insurance & Real Estate 0.4%
Realogy Group, LLC, 144A, 4.88%, 06/01/2023 (c)	500,000	465,500

Chemicals, Plastics & Rubber 1.2%
Kraton Polymers, LLC, 144A, 7.00%, 04/15/2025 (c)	1,000,000	1,030,000
Platform Specialty Products Corp., 144A, 5.88%, 12/01/2025 (c)	293,000	294,377
		1,324,377
Electronics 0.3%
BWX Technologies, Inc., 144A, 5.38%, 07/15/2026 (c)	280,000	284,200

Healthcare & Pharmaceuticals 2.0%
Acadia Healthcare Co., Inc., 5.63%, 02/15/2023	67,000	67,502
Centene Corp., 6.13%, 02/15/2024	500,000	526,250
Molina Healthcare, Inc., 144A, 4.88%, 06/15/2025 (c)	499,000	487,149
Sotera Health Holdings, LLC, 144A, 6.50%, 05/15/2023 (c)(l)	109,000	110,635
Tenet Healthcare Corp., 8.13%, 04/01/2022	400,000	426,000
Tenet Healthcare Corp., 144A, 7.00%, 08/01/2025 (c)	100,000	100,375
WellCare Health Plans, Inc., 5.25%, 04/01/2025	500,000	503,125
		2,221,036
Media: Broadcasting & Subscription 2.2%
CCO Holdings, LLC, 144A, 5.50%, 05/01/2026 (c)	500,000	491,250
CSC Holdings, LLC, 144A, 5.50%, 04/15/2027 (c)	500,000	481,250
Intelsat Jackson Holdings S.A., 144A, (Luxembourg), 8.00%, 02/15/2024 (c)	500,000	527,500
Sinclair Broadcast Group, Inc., 144A, 5.13%, 02/15/2027 (c)	500,000	463,750
Sirius XM Radio, Inc., 144A, 5.00%, 08/01/2027 (c)	500,000	475,000
		2,438,750
Metals & Mining 0.0%
Murray Energy Corp., 144A, 12.00%, 04/15/2024 (c)(i)	53,000	40,810

Services: Business 1.7%
Aramark Services, Inc., 144A, 5.00%, 02/01/2028 (c)	985,000	950,230
Nielsen Finance, LLC, 144A, 5.00%, 04/15/2022 (c)	1,000,000	971,875
		1,922,105
Telecommunications 0.9%
Level 3 Financing, Inc., 5.38%, 05/01/2025	500,000	487,500
Zayo Group, LLC, 144A, 5.75%, 01/15/2027 (c)	500,000	495,000
		982,500
Total Corporate Bonds (Cost: $9,930,402)		9,679,278

Collateralized Loan Obligations 26.0% (c)(f)(j)
Collateralized Loan Obligations – Debt 18.8% (d)
AMMC CLO XI, Ltd., (Cayman Islands), 3M LIBOR + 5.80%, 8.14%, 04/30/2031	750,000	737,463
AMMC CLO XIII, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 5.94%, 07/24/2029	575,000	578,307
AMMC CLO XIV, Ltd., (Cayman Islands), 3M LIBOR + 7.35%, 9.69%, 07/25/2029	250,000	256,798
AMMC CLO XXII, Ltd., (Cayman Islands), 3M LIBOR + 5.50%, 7.84%, 04/25/2031	750,000	732,386
Apidos CLO XV, (Cayman Islands), 3M LIBOR + 5.70%, 8.05%, 04/20/2031	750,000	742,373
Apidos CLO XX, (Cayman Islands), 3M LIBOR + 5.70%, 8.04%, 07/16/2031	750,000	742,235
Apidos CLO XX, (Cayman Islands), 3M LIBOR + 8.70%, 11.04%, 07/16/2031	250,000	245,508
Canyon Capital CLO 2016-1, Ltd., (Cayman Islands), 3M LIBOR +2.80%, 5.14%, 07/15/2031	500,000	496,331

	Principal Amount	Value (a)
Collateralized Loan Obligations (c)(f)(j) (continued)
Canyon Capital CLO 2017-1, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 5.94%, 07/15/2030	$500,000	$501,624
Canyon Capital CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 7.80%, 07/15/2031	350,000	344,032
Carlyle CLO 2016-4, Ltd., (Cayman Islands), 3M LIBOR + 6.90%, 9.25%, 10/20/2027	250,000	251,637
Carlyle Global Markets Holding, (Cayman Islands), 3M LIBOR + 2.90%, 10/15/2031 (g)(l)	1,000,000	1,000,000
Cedar Funding VII CLO, Ltd., (Cayman Islands), 3M LIBOR + 2.55%, 4.90%, 01/20/2031	500,000	494,587
CIFC Funding 2013-IV, Ltd., (Cayman Islands), 3M LIBOR +2.80% 4.89%, 04/27/2031	500,000	499,943
Cook Park CLO, Ltd., (Cayman Islands), 3M LIBOR + 5.40%, 7.75%, 04/17/2030	750,000	742,039
Crestline Denali CLO XVI, Ltd., (Cayman Islands), 3M LIBOR + 2.60%, 4.95%, 01/20/2030	750,000	741,885
Denali Capital CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 5.90%, 8.24%, 04/15/2031	750,000	750,554
Dryden XXXVIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 3.00%, 07/15/2030 (g)(l)	750,000	750,000
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 3.10%, 5.45%, 07/20/2029	500,000	499,989
Dryden XLIII Senior Loan Fund, (Cayman Islands), 3M LIBOR + 6.10%, 8.45%, 07/20/2029	1,000,000	997,038
Dryden LVIII CLO, Ltd., (Cayman Islands), 3M LIBOR +5.35%, 7.67%, 07/17/2031 (g)	1,000,000	1,000,000
Dryden XXVI Senior Loan Fund, (Cayman Islands), 3M LIBOR + 5.54%, 7.89%, 04/15/2029	750,000	740,549
Highbridge Loan Management 12-2018, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.12%, 07/18/2031	750,000	744,372
Highbridge Loan Management 2013-2, Ltd., (Cayman Islands), 3M LIBOR + 6.60%, 8.95%, 10/20/2029	250,000	254,686
Magnetite XV, Ltd., (Cayman Islands), 3M LIBOR + 2.75%, 5.09%, 07/25/2031	500,000	497,101
Marble Point CLO XII, Ltd., (Cayman Islands), 3M LIBOR + 3.00%, 5.07%, 07/16/2031	1,000,000	999,887
Momentum Capital Fund, Ltd., 11.30%, 09/18/2021(g)	913,000	52,041
Northwoods Capital XII-B, Ltd., (Cayman Islands), 3M LIBOR + 5.79%, 8.13%, 06/15/2031	750,000	726,601
OZLM Funding, Ltd., (Cayman Islands), 3M LIBOR + 3.60%, 5.95%, 07/23/2029	1,000,000	1,005,719
Steele Creek CLO 2016-1, Ltd., (Cayman Islands), 3M LIBOR + 5.75%, 8.09%, 06/15/2031	750,000	737,250
THL Credit Wind River 2016-2 CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.48%, 8.84%, 11/01/2028	250,000	251,415
Venture 28A, CLO, Ltd., (Cayman Islands), 3M LIBOR + 6.16%, 8.51%, 10/20/2029	1,000,000	1,003,979
Voya CLO 2017-3, Ltd., (Cayman Islands), 3M LIBOR + 6.20%, 8.55%, 07/20/2030	250,000	252,228
Wellfleet CLO 2018-1, Ltd., (Cayman Islands), 3M LIBOR + 2.90%, 5.24%, 07/17/2031	500,000	499,942
		20,870,499
Collateralized Loan Obligations – Equity 7.2%
Allegro CLO VIII, Ltd., (Cayman Islands), 11.30%, 07/15/2031 (g)(l)	1,650,000	1,406,625
Bain Capital Credit CLO 2018-1, (Cayman Islands), 11.30%, 04/23/2031	750,000	670,207
Carlyle Global Market Strategies CLO 2017-3, Ltd., (Cayman Islands), 14.94%, 07/20/2029	250,000	211,704
Cedar Funding VIII CLO, Ltd., (Cayman Islands), 12.25%, 10/17/2030	250,000	202,935
Crestline Denali CLO XVI, Ltd. 2018-1A, (Cayman Islands), 14.51%, 01/20/2030	500,000	447,984
Dryden XXVIII Senior Loan Fund, (Cayman Islands), 16.48%, 08/15/2030 (l)	1,406,251	625,067
Eastland Investors Corp., (Cayman Islands), 0.00%, 05/01/2022	100	51,000
Foothill CLO, Ltd., (Cayman Islands), 11.30%, 02/22/2021 (g)(l)	1,237,000	127,411
ICG US CLO 2018-2, Ltd., (Cayman Islands), 11.30%, 07/22/2031 (g)	1,650,000	1,511,730
Mariner CLO 2018-5, Ltd., (Cayman Islands), 11.30%, 04/25/2031	500,000	463,220
OHA Credit Partners XV, Ltd., (Cayman Islands), 17.46%, 01/20/2030	500,000	422,373
OZLM XIX, Ltd. 2017-19A, (Cayman Islands), 13.83%, 11/22/2030	1,000,000	825,408
OZLM XXI, Ltd. 2017-21A, (Cayman Islands), 15.63%, 01/20/2031	500,000	422,034
Regatta Funding, Ltd., (Cayman Islands), 11.30%, 06/15/2020 (g)(l)	580,000	181
Steele Creek CLO 2017-1, Ltd., (Cayman Islands), 18.88%, 01/15/2030	250,000	225,136
Venture XVIII CLO, Ltd., (Cayman Islands), 16.35%, 10/15/2029	250,000	173,340
Wellfleet CLO 2017-3, Ltd., (Cayman Islands), 16.74%, 01/17/2031	250,000	222,626
		8,008,981
Total Collateralized Loan Obligations (Cost: $28,845,027)		28,879,480

	Shares
Common Stocks 0.1% (c)(f)(g)(k)
Consumer Goods: Durable 0.0%
Italian Fine Foods Holdings L.P. - Class A	25,000	25,000

Healthcare & Pharmaceuticals 0.1%
Premise Health Holding Corp.	25	25,000
SiroMed Physician Services, Inc.	929	25,498
		50,498

	Principal Amount	Value (a)
Common Stocks (c)(f)(g)(k) (continued)
High Tech Industries 0.0%
Frontline Technologies Group Holding, LLC - Class A	$25	$19,823
Frontline Technologies Group Holding, LLC - Class B	2,728	200
		20,023
Total Common Stocks (Cost: $100,000)		95,521

Private Asset-Backed Debt 1.0% (c)(f)(g)(h)
Banking, Finance, Insurance & Real Estate 1.0%
Avant Warehouse Trust II, 1st Lien Term Loan B, 1M LIBOR + 9.75%, 10.25%, 04/07/2021	150,000	—
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.09%, 02/09/2022	500,000	314,643
BFS Receivables I, LLC, 1st Lien Revolver, 1M LIBOR + 6.00%, 8.09%, 01/31/2022	500,000	314,643
DFC Global Facility Borrower II, LLC, 1st Lien Revolver, 1M LIBOR + 10.75%, 12.84%, 09/27/2022	500,000	369,753
Finfitsp, LLC, 1st Lien Revolver, 1M LIBOR + 9.25%, 11.34%, 02/13/2022	500,000	62,526
Total Private Asset-Backed Debt (Cost: $1,053,893)		1,061,565

Real Estate Debt (0.0%)
Hyatt House IMD, Construction Mezzanine Term Loan, L+ 12.25%, 11/25/2021 (f)(g)(h)	1,000,000	(15,000)
Total Real Estate Debt (Cost: ($15,000))		(15,000)

Warrants 0.0% (c)(f)(g)(k)
Healthcare & Pharmaceuticals 0.0%
Air Medical Buyer Corp.	122	1,576

High Tech Industries 0.0%
Visual Edge Technology, Inc. (Preferred)	5,176	10,874
Visual Edge Technology, Inc. (Common Stock)	4,540	6,985
		17,859
Total Warrants (Cost: $11,261)		19,435
Total Investments - 95.8% (Cost: $106,084,078)		$106,471,362
Other Assets in Excess of Liabilities - 4.2%		4,720,990
Net Assets - 100.0%		$111,192,352

Footnotes:

(a)         Investment holdings in foreign currencies are converted to U.S. Dollars using period end spot rates.  All investments are in United States enterprises unless otherwise noted.

(b)         Interest rates on floating rate term loans adjust periodically based upon a predetermined schedule.  Stated interest rates in this schedule represents the “all-in” rate as of July 31, 2018.

(c)          All of the Fund’s Senior Loans, Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset-Backed Debt and Warrants, which as of July 31, 2018 represented 93.9% of the Fund’s net assets or 68.1% of the Fund’s total assets, are subject to legal restrictions on sales.

(d)         Variable rate coupon rate shown as of July 31, 2018.

(e)          This position or a portion of this position represents an unsettled loan purchase.  The interest rate will be determined at the time of settlement and will be based upon the London-Interbank Offered Rate (“LIBOR” or “L”) or the applicable LIBOR floor plus a spread which was determined at the time of purchase.

(f)           Investments categorized as a significant unobservable input (Level 3) (See Note 3 of the Notes to Schedule of Investments).

(g)          Security valued at fair value using methods determined in good faith by or under the direction of the board of trustees.

(h)         As of July 31, 2018, CION Ares Diversified Credit Fund (the “Fund”) had entered into the following commitments to fund various revolving and delayed draw senior secured and subordinated loans. Such commitments are subject to the satisfaction of certain conditions set forth in the documents governing these loans and there can be no assurance that such conditions will be satisfied. See Note 2 of the Notes to Schedule of Investments for further information on revolving and delayed draw loan commitments.

Unfunded security	Total revolving and delayed draw loan commitments	Less: drawn commitments	Total undrawn commitments
A.U.L. Corp.	$1,000	$—	$1,000
American Academy Holdings, LLC	1,000	133	867
Atlanta Bidco, Ltd.	1,169,749	—	1,169,749
Avant Warehouse Trust II	150,000	—	150,000
Bambino CI, Inc.	1,000	333	667
BFS Receivables I, LLC	500,000	317,143	182,857
BFS Receivables I, LLC	500,000	317,143	182,857
Cablecom Networking Holdings, Ltd.	575,657	134,320	441,337
Canopy Bidco, Ltd.	656,250	67,238	589,012
Comprehensive EyeCare Partners, LLC	422,113	—	422,113
Comprehensive EyeCare Partners, LLC	1,000	25	975
DecoPac, Inc.	1,000	110	890
DFC Global Facility Borrower II, LLC	500,000	369,753	130,247
Doxim, Inc.	285,714	172,571	113,143
DRB Holdings, LLC	1,000	—	1,000
Ferraro Fine Foods, Corp.	1,000	200	800
Finfitsp, LLC	500,000	65,026	434,974
Frontline Technologies Group Holdings, LLC	57,213	—	57,213
FWR Holding Corp.	999	389	610
FWR Holding Corp.	1,000	425	575
Goldcup 16786 AB	1,137,754	—	1,137,754
GraphPAD Software, LLC	1,000	—	1,000
Hyatt House IMD	1,000,000	—	1,000,000
Jim N Nicks Management, LLC	1,000	575	425
Labstat International, Inc.	769	—	769
MB2 Dental Solutions, LLC	1,000	400	600
Movati Athletic (Group), Inc.	194,706	36,888	157,819
NXTGenpay Intressenter Bidco AB	511,989	—	511,989
Pathway Partners Vet Management Co., LLC	427,751	48,131	379,620
PDI TA Holdings, Inc.	12,290	—	12,290
Practice Insight, LLC	1,000	—	1,000
Premise Health Holding Corp.	1,103	—	1,103
Premise Health Holding Corp.	1,000	167	833
Revint Intermediate II, LLC	2,098,726	1,394,260	704,466
Revint Intermediate II, LLC	1,000	60	940
SCM Insurance Services, Inc.	769	513	256
SCSG EA Acquisition Company, Inc.	1,000	133	867
SFE Acquisition, LLC	1,000	—	1,000
Sigma Electric Manufacturing Corp.	1,000	317	683
SiroMed Physician Services, Inc.	1,000	—	1,000
SpareFoot, LLC	1,000	240	760
Spectra Finance, LLC	1,000	278	722
Sunshine Sub, LLC	281,408	—	281,408
Sunshine Sub, LLC	1,000	—	1,000
TransIP Group B.V.	1,169,749	—	1,169,749
Visual Edge Technology, Inc.	2,057,891	1,329,891	728,000
VLS Recovery Services, LLC	77,157	11,012	66,145
VLS Recovery Services, LLC	1,000	300	700
Worldwide Facilities, LLC	382,734	146,263	236,471
Worldwide Facilities, LLC	50,000	—	50,000
WSHP FC Acquisition, LLC	172,241	—	172,241
WSHP FC Acquisition, LLC	1,000	433	567
Total	$14,917,732	$4,414,670	$10,503,063

(i)             Payment-in-kind security, which may pay interest/dividends in additional par/shares.

(j)            Collateralized Loan Obligations are all issued as 144A securities.

(k)         Non-income producing security as of July 31, 2018.

(l)             When-Issued or delayed delivery security based on typical market settlement convention for such security.

As of July 31, 2018, the aggregate cost of securities for Federal income tax purposes was $106,099,102. Unrealized appreciation and depreciation on investments for Federal income tax purposes are as follows:

Gross unrealized appreciation	$984,966
Gross unrealized depreciation	(612,706)
Net unrealized appreciation	$372,260

Foreign Forward Currency Contracts

On July 31, 2018, CION Ares Diversified Credit Fund (the “Fund”) had entered into forward foreign currency contracts that obligate the Fund to deliver currencies at specified future dates.  Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered - SELL		Currency to be received - BUY		Unrealized Gain (Loss)	Counterparty
08/16/18	(192,160)	CAD	(193,707)	USD	$1,547	Goldman Sachs
09/21/18	(1,154,325)	CAD	(1,126,686)	USD	(27,638)	Goldman Sachs
10/05/18	(226,090)	CAD	(223,402)	USD	(2,688)	Goldman Sachs
08/07/18	(392,592)	DKK	(403,545)	USD	10,952	Goldman Sachs
09/07/18	(1,172,807)	EUR	(1,185,800)	USD	12,993	Goldman Sachs
10/05/18	(1,175,315)	EUR	(1,172,200)	USD	(3,116)	Goldman Sachs
08/24/18	(1,313,665)	GBP	(1,349,700)	USD	36,035	Goldman Sachs
08/30/18	(1,313,984)	GBP	(1,337,200)	USD	23,216	Goldman Sachs
09/07/18	(785,964)	GBP	(804,547)	USD	18,583	Goldman Sachs
09/07/18	(2,037,354)	GBP	(2,081,030)	USD	43,676	Goldman Sachs
10/05/18	(86,581)	GBP	(86,947)	USD	366	Goldman Sachs
11/01/18	(172,470)	GBP	(172,683)	USD	213	Goldman Sachs
08/07/18	(396,215)	NOK	(399,122)	USD	2,908	Goldman Sachs
09/27/18	(628,416)	SEK	(623,463)	USD	(4,953)	Goldman Sachs
					$112,094

Abbreviations:
144A	Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.
CLO	Collateralized Loan Obligation

Currencies:
€	Euro Currency
£	British Pounds
$	U.S. Dollars
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pounds
NOK	Norwegian Krone
SEK	Swedish Krona

CION Ares Diversified Credit Fund

Notes to Schedule of Investments

July 31, 2018 (Unaudited)

(1) Organization

CION Ares Diversified Credit Fund (the “Fund’’) is a diversified, closed-end investment company that is registered under the Investment Company Act of 1940. The Fund is structured as an interval fund and continuously offers its shares. The Fund was organized as a Delaware statutory trust on June 21, 2016. CION Ares Management, LLC (the “Adviser’’) serves as the investment adviser to the Fund and was registered as an investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940 (the “Advisers Act”) on January 4, 2017. The Adviser is a joint venture between affiliates of Ares Management LLC (“Ares”) and CION Investment Group, LLC (“CION”) and is controlled by Ares. The Adviser oversees the management of the Fund’s activities and is responsible for making investment decisions for the Fund’s portfolio.

Investment Objective and Policies

The Fund’s investment objective is to provide superior risk-adjusted returns across various market cycles by investing in a diversified portfolio of liquid and illiquid asset classes. The Fund seeks to capitalize on market inefficiencies and relative value opportunities throughout the entire global credit spectrum.

(2) Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared on an accrual basis of accounting in conformity with U.S. generally accepted accounting principles (“GAAP”), and includes the accounts of the Fund. The Fund is an investment company following accounting and reporting guidance in Financial Accounting Standards (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Adviser makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates and such differences may be material.

Investments Valuation

All investments in securities are recorded at their fair value, as described in more detail in Note 3.

Commitments and Contingencies

In the normal course of business, the Fund’s investment activities involve executions, settlement and financing of various transactions resulting in receivables from, and payables to, brokers, dealers and the Fund’s custodian. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Commitments to extend credit include loan proceeds the Fund is obligated to advance, such as delayed draws or revolving credit arrangements. Commitments generally have fixed expiration dates or other termination clauses. Unrealized gains or losses associated with unfunded commitments are recorded in the financial statements and reflected as an adjustment to the fair value of the related security in the Schedule of Investments. The par amount of the unfunded commitments is not recognized by the Fund until it becomes funded. As of July 31, 2018 the value of loans disclosed in the Schedule of Investments does not include unfunded commitments, which total $10,503,063.

Discounts and Premiums

Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method. The adjusted cost of investments represents the original cost adjusted for payment-in-kind (“PIK”) interest and the accretion of discounts and amortization of premiums.

Investment Transactions

Investment transactions are accounted for on the trade date.

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (continued)

July 31, 2018 (Unaudited)

Foreign Currency Transactions

Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates effective on the date of valuation; and (ii) purchases and sales of investments and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates prevailing on transaction dates.

The Fund does not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held.  Such fluctuations are included within the net realized and unrealized gain on investments in the Statements of Operations.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of income and expense items recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign currency gains and losses arise from the changes in fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transaction clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations.  A forward foreign currency contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.  The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another.  The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service.  The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.  The fair values of the forward foreign currency exchange contracts are obtained from an independent pricing source.

(3) Investments

Fair Value Measurements

The Fund follows the provisions of ASC 820, Fair Value Measurements and Disclosures under U.S. GAAP, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework, which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. ASC 820 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The hierarchal disclosure framework establishes a three-tier hierarchy to maximize the use of observable data and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique.

Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. The three tier hierarchy of inputs is summarized in the three broad levels listed below.

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (continued)

July 31, 2018 (Unaudited)

• Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access

• Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

• Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

In addition to using the above inputs in investment valuations, the Fund continues to employ a valuation policy that is consistent with the provisions of ASC 820. Consistent with the Fund’s valuation policy, it evaluates the source of inputs, including any markets in which the Fund’s investments are trading (or any markets in which securities with similar attributes are trading), in determining fair value. The Fund’s valuation policy considers the fact that because there may not be a readily available market value for the investments in the Fund’s portfolio, therefore, the fair value of the investments may be determined using unobservable inputs.

The assets and liabilities classified as Level 1 or Level 2 are typically valued based on quoted market prices, forward foreign exchange rates, dealer quotations or alternative pricing sources supported by observable inputs. The Adviser obtains prices from independent pricing services which generally utilize broker quotes and may use various other pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. The Adviser is responsible for all inputs and assumptions related to the pricing of securities. The Adviser has internal controls in place that support its reliance on information received from third-party pricing sources. As part of its internal controls, the Adviser obtains, reviews, and tests information to corroborate prices received from third-party pricing sources. For any security, if market or dealer quotations are not readily available, or if the Adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith by the Adviser and will be classified as Level 3. In such instances, the Adviser will use valuation techniques consistent with the market or income approach to measure fair value and will give consideration to all factors which might reasonably affect the fair value.

The assets and liabilities classified as Level 3 (other than as described below in the following paragraph) are typically valued using two different valuation techniques. The first valuation technique is an analysis of the enterprise value (“EV”) of the portfolio company. Enterprise value means the entire value of the portfolio company to a market participant, including the sum of the values of debt and equity securities used to capitalize the enterprise at a point in time. The primary method for determining EV uses a multiple analysis whereby appropriate multiples are applied to the portfolio company’s EBITDA (generally defined as net income before net interest expense, income tax expense, depreciation and amortization). EBITDA multiples are typically determined based upon review of market comparable transactions and publicly traded comparable companies, if any. The Fund may also employ other valuation multiples to determine EV, such as revenues. The second method for determining EV uses a discounted cash flow analysis whereby future expected cash flows of the portfolio company are discounted to determine a present value using estimated discount rates (typically a weighted average cost of capital based on costs of debt and equity consistent with current market conditions). The EV analysis is performed to determine the value of equity investments, the value of debt investments in portfolio companies where the Fund has control or could gain control through an option or warrant security, and to determine if there is credit impairment for debt investments. If debt investments are credit impaired, an EV analysis may be used to value such debt investments; however, in addition to the methods outlined above, other methods such as a liquidation or wind down analysis may be utilized to estimate enterprise value. The second valuation technique is a yield analysis, which is typically performed for non-credit impaired debt investments in portfolio companies where the Fund does not own a controlling equity position. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the company and the specific investment. A key determinant of risk, among other things, is the leverage through the investment relative to the enterprise value of the portfolio company. As debt investments held by the Fund are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as well as secondary market data with respect to high yield debt instruments and syndicated loans, as inputs in determining the appropriate market yield, as applicable.

The fair value of CLOs is estimated based on various valuation models from third-party pricing services as well as internal models. The valuation models generally utilize discounted cash flows and take into consideration prepayment and loss assumptions, based on

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (continued)

July 31, 2018 (Unaudited)

historical experience and projected performance, economic factors, the characteristics and condition of the underlying collateral, comparable yields for similar securities and recent trading activity. These securities are classified as Level 3.

Private asset-backed securities classified as Level 3 are typically valued using two different valuation techniques. The first valuation technique is an analysis of the forecasted cash flows of the security. The forecasted cash flows take into consideration prepayment and loss assumptions, based on historical experience and projected performance, economic factors, and the characteristics and condition of the underlying collateral. For equity securities, the projected cash flows are present valued using a market discount rate to determine the fair value. For debt securities, the analysis is used to determine if the borrower has the ability to repay its obligations. If it is determined that the borrower does have the ability to repay its obligations, the second valuation technique that is utilized is a yield analysis. To determine fair value using a yield analysis, a current price is imputed for the investment based upon an assessment of the expected market yield for a similarly structured investment with a similar level of risk. In the yield analysis, the Fund considers the current contractual interest rate, the maturity and other terms of the investment relative to risk of the borrower and the specific investment. As the debt investments are substantially illiquid with no active transaction market, the Fund depends on primary market data, including newly funded transactions, as inputs in determining the appropriate market yield, as applicable.

The following is a summary of the inputs used as of July 31, 2018, in valuing the Fund’s investments carried at fair value:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Senior Loans	$—	$24,193,082	$42,558,001	$66,751,083
Corporate Bonds	—	9,679,278	—	9,679,278
Collateralized Loan Obligations	—	—	28,879,480	28,879,480
Common Stocks	—	—	95,521	95,521
Private Asset-Backed Debt	—	—	1,061,565	1,061,565
Real Estate Debt	—	—	(15,000)	(15,000)
Warrants	—	—	19,435	19,435
Total Investments	$—	$33,872,360	$72,599,002	$106,471,362
Derivatives:
Forward Foreign Currency Contracts	$—	$150,489	$—	$150,489
Liabilities:
Secured Borrowings	$—	$—	$(317,143)	$(317,143)
Derivatives:
Forward Foreign Currency Contracts	$—	$(38,395)	$—	$(38,395)

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (continued)

July 31, 2018 (Unaudited)

The following is a reconciliation of the Fund’s investments in which significant unobservable inputs (Level 3) were used in determining fair value.

For the period ended July 31, 2018:

	Senior Loans	Collateralized Loan Obligations	Common Stock	Private Asset- Backed Debt	Real Estate Debt	Warrants	Secured Borrowings	Total
Balance as of October 31, 2017	$6,863,078	$2,634,245	$25,844	$398,906	$—	$—	$—	$9,922,073
Purchases (a)	34,524,800	26,822,350	75,000	884,767	(15,000)	11,261	(317,143)	61,986,035
Sales (b)	(918,153)	(580,316)	—	(224,608)	—	—	—	(1,723,077)
Net realized and unrealized gain/ (loss)	537,541	2,429	(5,323)	105	—	8,174	—	542,926
Net Accrued discounts	83,369	772	—	2,395	—	—	—	86,536
Transfers in to Level 3	1,467,366	—	—	—	—	—	—	1,467,366
Transfers out of Level 3	—	—	—	—	—	—	—	—
Balance as of July 31, 2018	$42,558,001	$28,879,480	$95,521	$1,061,565	$(15,000)	$19,435	$(317,143)	$72,281,859
Net change in unrealized appreciation/(depreciation) from Investments held as of July 31, 2018	$540,676	$(13,412)	$(5,323)	$105	$—	$8,174	$—	$530,220

(a) Purchases include PIK interest and securities received from restructure.

(b) Sales include principal redemptions.

There were no transfers between Level 1 and 2 during the period. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

CION Ares Diversified Credit Fund

Notes to Schedule of Investments (continued)

July 31, 2018 (Unaudited)

The following table summarizes the quantitative inputs and assumptions used for investments in securities at fair value categorized as Level 3 in the fair value hierarchy as of July 31, 2018.

Investments in securities	Fair Value	Valuation Technique	Unobservable Inputs	Range

Senior Loans	$39,885,917	Yield Analysis	Market Yield	5.51%-16.45%
Senior Loans	2,672,084	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A

Collateralized Loan Obligations	23,083,533	Broker Quotes and/or 3rd Party Pricing Services	N/A	N/A
Collateralized Loan Obligations	5,795,947	Other	Recent Transaction Price	$0.03 - $100.00

Common Stocks	95,521	EV Market Multiple Analysis	EBITDA Multiple	7.5x-21.0x

Private Asset-Backed Debt	369,753	Income (other)	Constant Default Rate Recovery Rate Constant Prepayment Rate	15.1% - 47.3% 0.0% 15.0%-16.0%
Private Asset-Backed Debt	629,286	Income (other)	Cumulative Collection Rate	122.00x
Private Asset-Backed Debt	62,526	Other	Recent Transaction Price	$99.50

Real Estate Debt	(15,000)	Other	Recent Transaction Price	$98.50

Warrants	19,435	EV Market Multiple Analysis	EBITDA Multiple	7.5x – 21.0x

Secured Borrowings	(317,143)	Other	Recent Transaction Price	$98.50

Total Level 3 Investments	$72,281,859

Changes in market yields or discount rates, each in isolation, may change the fair value of certain of the investments. Generally, an increase in market yields or discount rates may result in a decrease in the fair value of certain of the investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the investments may fluctuate from period to period. Additionally, the fair value of the investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize. Further, such investments are generally subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities. If the Fund was required to liquidate a portfolio investment in a forced or liquidation sale, it could realize significantly less than the value at which the Fund has recorded it.

In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the unrealized gains or losses reflected in the values currently assigned.

ITEM 2. CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this Form N-Q based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d))under the 1940 Act that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3. EXHIBITS.

The following exhibits are attached to this Form N-Q

Exhibit NO.	Description of Exhibit

3 (a) (1)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (2)	Certification of Principal Executive Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002
3 (a) (3)	Certification of Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): CION Ares Diversified Credit Fund

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: September 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael A. Reisner
Michael A. Reisner
Co-President and Chief Executive Officer

/s/ Mark Gatto
Mark Gatto
Co-President and Chief Executive Officer

Date: September 24, 2018

By:	/s/ Penni F. Roll
Penni F. Roll
Chief Financial Officer

Date: September 24, 2018